                                                                    EXHIBIT 99.1

                         EVALUATION OF THE P&NG RESERVES

                                       OF

                               GEOCAN ENERGY INC.

                              (As of April 1, 2001)



                                    VOLUME 1


















                              [SPROULE LETTERHEAD]

Copies:        Geocan Energy Inc. (6)
               Sproule Associates Limited (1)

Project No.:   2704.14173

Prepared For:  Geocan Energy, Inc.

Authors:       P.B. Jung, Project Leader
               J.D. Hudson, R.P.T. (Eng.)
               J.D. Henderson, P.Eng.
               H.J. Visscher, P.Geol.

Exclusivity:   This report has been prepared for the exclusive use of Geocan
               Energy Inc., and shall not be reproduced, distributed, or made available to any other company or person, regulatory body, or organization without the knowledge and written consent of Sproule
               Associates Limited, and without the complete contents of the report.

                                                          Introduction -- Page 2
--------------------------------------------------------------------------------


DISCLAIMER

This report has been prepared by Sproule Associates Limited using state-of-the-art geological and engineering knowledge and techniques. It has been prepared within the Code of Ethics of the Association of Professional Engineers, Geologists and Geophysicists of Alberta. Nevertheless, the reserves and values presented in this report could be affected by the data received, and the procedures used by Sproule Associates Limited, as qualified below.

HISTORICAL DATA AND FIELD OPERATIONS

1. All historical production data and product prices that were obtained from the Company or from public sources were accepted as represented, without any further investigation by Sproule Associates Limited.

2. In the preparation of this evaluation, a field inspection of the properties was not performed. The relevant engineering data were made available by the Company or obtained from public sources and the non-confidential files at Sproule Associates Limited. No additional information regarding the reserves evaluation would have been obtained by an on-site visit.

INTERESTS AND BURDENS

1. Property descriptions, details of interests held, and well data, as supplied by the Company, were accepted as represented. No investigation was made into either the legal titles held or any operating agreements in place relating to the subject properties.

2. Lessor and overriding royalties and other burdens were obtained from the Company. No further investigation was undertaken by Sproule Associates Limited.


EVALUATION PROCEDURES

1. The Company provided Sproule with recent revenue statements upon which to determine certain economic parameters.

2. The forecasts of product prices used in this evaluation were based on Sproule's April 1, 2001 price forecasts.


--------------------------------------------------------------------------------
                                                                         Sproule

                                                          Introduction -- Page 3
--------------------------------------------------------------------------------

3. The probable reserves were evaluated in the same manner as the proven reserves; however, the Company has requested that the probable reserves and values not be reduced to account for risk.

4. Salvage values for facilities, well abandonment, and lease clean-up costs have not been included in the evaluation, at the request of the Company.


EVALUATION RESULTS

1. The accuracy of reserves estimates and associated economic analysis is, in part, a function of the quality and quantity of available data and of engineering and geological interpretation and judgement. Given the data provided at the time this report was prepared, the estimates presented herein are considered reasonable. However, they should be accepted with the understanding that reservoir performance subsequent to the date of the estimates may necessitate revision.

2. The net present values of the reserves presented in this report simply represent discounted future cash flow values at several discount rates. Though net present values form an integral part of fair market value estimations, without consideration for other economic criteria, they are not to be construed as Sproule's opinion of fair market value.

3. Due to rounding, certain totals may not be consistent from one presentation to the next.

EXCLUSIVITY

This report has been prepared for the exclusive use of Geocan Energy Inc., and shall not be reproduced, distributed, or made available to any other company or person, regulatory body, or organization without the knowledge and written consent of Sproule Associates Limited, and without the complete contents of the report.






--------------------------------------------------------------------------------
                                                                         SPROULE

                                                          Introduction -- Page 4
--------------------------------------------------------------------------------

CERTIFICATION

REPORT PREPARATION

The report entitled "Evaluation of the P&NG Reserves of Geocan Energy Inc. (As of April 1, 2001)," was prepared by the following Sproule personnel:

                                                          [SEAL]

                                            /s/ PAUL B. JUNG
                                            ------------------------------------
                                            Paul B. Jung, P. Eng.
                                            Project Leader and Associate

                                                          [SEAL]

                                            /s/ C. JOHN HENDERSON
                                            ------------------------------------
                                            C. John Henderson, P. Eng.
                                            Associate


                                            /s/ JAMES D. HUDSON
                                            ------------------------------------
                                            James D. Hudson, R.P.T. (Eng.)
                                            Registered Professional Technologist
                                             of Engineering


                                                          [SEAL]

                                            /s/ HERB J. VISSCHER
                                            ------------------------------------
                                            Herb J. Visscher, P. Geol.
                                            Associate





--------------------------------------------------------------------------------
                                                                         SPROULE

                                                          Introduction -- Page 5
--------------------------------------------------------------------------------

SPROULE EXECUTIVE ENDORSEMENT

This report has been reviewed and endorsed by the following Executive of
Sproule:





                                           /s/ HARRY J. HELWERDA
                                           -------------------------------------
                                           Harry J. Helwerda, P. Eng.
                                           Vice-President, Engineering




PERMIT TO PRACTICE

Sproule Associates Limited is a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta and hereby attests to its qualifications by signing this permit to practice stamp.



                               PERMIT TO PRACTICE

                           SPROULE ASSOCIATES LIMITED


                              /s/ HARRY J. HELWERDA
                        --------------------------------
                        Signature

                                  June 19, 2001
                        --------------------------------
                        Date

                             PERMIT NUMBER: P417

                   The Association of Professional Engineers,
                    Geologists and Geophysicists of Alberta







--------------------------------------------------------------------------------
                                                                         SPROULE

                                                          Introduction -- Page 6
--------------------------------------------------------------------------------


                                   CERTIFICATE

                           PAUL B. JUNG, B.S., P.ENG.


I, Paul B. Jung, Associate at Sproule Associates Limited, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following:

1.   I hold the following degree:

     a. B.S. Petroleum Engineering (1986) Montana College of Mineral Science and Technology, Butte MT, USA

2.   I am a registered professional:

     a.  Professional Engineer (P.Eng.) Province of Alberta, Canada

3.   I am a member of the following professional organizations:

     a. Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA)

     b. Petroleum Society of the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)

     c.  Society of Petroleum Engineers (SPE)

4. My contribution to the report entitled "Evaluation of the P&NG Reserves of Geocan Energy Inc. (As of April 1, 2001" is based on my engineering knowledge and the data provided to me by the Company, from public sources, and from the non-confidential files of Sproule Associates Limited. I did not undertake a field inspection of the properties.

5. I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of Geocan Energy Inc.

                                               [SEAL]


                                               /s/ PAUL B. JUNG
                                               ---------------------------------
                                               Paul B. Jung, P.Eng.




--------------------------------------------------------------------------------
                                                                         SPROULE

                                                          Introduction -- Page 7
--------------------------------------------------------------------------------

                                   CERTIFICATE

                        C. JOHN HENDERSON, B.ENG., P.ENG.


I, C. John Henderson, Associate at Sproule Associates Limited, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following:

1.   I hold the following degree:

     a. B.Eng. Mechanical Engineering (1981) Memorial University of Newfoundland, St. John's NF, Canada

2.   I am a registered professional:

     a.  Professional Engineer (P.Eng.) Province of Alberta, Canada

3.   I am a member of the following professional organizations:

     a. Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA)

     b. Petroleum Society of the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)

     c.  Society of Petroleum Engineers (SPE)

4. My contribution to the report entitled "Evaluation of the P&NG Reserves of Geocan Energy Inc. (As of April 1, 2001)" is based on my engineering knowledge and the data provided to me by the Company, from public sources, and from the non-confidential files of Sproule Associates Limited. I did not undertake a field inspection of the properties.

5. I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of Geocan Energy Inc.





                                             [SEAL]



                                             /s/ C. JOHN HENDERSON
                                             -----------------------------------
                                             C. John Henderson, P.Eng.



--------------------------------------------------------------------------------
                                                                         SPROULE

                                                          Introduction -- Page 8
--------------------------------------------------------------------------------


                                   CERTIFICATE

                         JAMES D. HUDSON, R.P.T. (ENG.)


I, James D. Hudson, Registered Professional Technologist of Engineering, Engineering Department at Sproule Associates Limited, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following:

1.   I hold the following diploma:

     a. Petroleum Technology (Reservoir) Southern Alberta Institute of Technology, Calgary AB, Canada

2.   I am a registered professional:

     a. Registered Professional Technologist (R.P.T. (Eng.)) Province of Alberta, Canada

     a.  Registered Engineering Technologist (R.E.T.) Province of Alberta,
         Canada

3.   I am a member of the following professional organizations:

     a. Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA)

     b.  Alberta Society of Engineering Technologists (ASET)

     c. Petroleum Society of the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)

4. My contribution to the report entitled "Evaluation of the P&NG Reserves of Geocan Energy Inc. (As of April 1, 2001)" is based on my engineering knowledge and the data provided to me by the Company, from public sources, and from the non-confidential files of Sproule Associates Limited. I did not undertake a field inspection of the properties.

5. I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of Geocan Energy Inc.







                                                  /s/ JAMES D. HUDSON
                                                  ------------------------------
                                                  James D. Hudson, R.P.T. (Eng.)



--------------------------------------------------------------------------------
                                                                         SPROULE

                                                          Introduction -- Page 9
--------------------------------------------------------------------------------

                                   CERTIFICATE

                        HERB J. VISSCHER, B.SC., P.GEOL.


I, Herb J. Visscher, Associate at Sproule Associates Limited, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following:

1.   I hold the following degree:

     a.  B.Sc. Geology (1973) University of Alberta, Edmonton AB, Canada

2.   I am a registered professional:

     a.  Professional Geologist (P.Geol.) Province of Alberta, Canada

3.   I am a member of the following professional organizations:

     a. Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA)

     b.  Canadian Society of Petroleum Geologists (CSPG)

     c.  American Association of Petroleum Geologists (AAPG)

     d.  Canadian Well Logging Society (CWLS)

4. My contribution to the report entitled "Evaluation of the P&NG Reserves of Geocan Energy Inc. (As of April 1, 2001)" is based on my geological knowledge and the data provided to me by the Company, from public sources, and from the non-confidential files of Sproule Associates Limited. I did not undertake a field inspection of the properties.

5. I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of Geocan Energy Inc.



                                                          [SEAL]

                                             /s/ HERB J. VISSCHER
                                             -----------------------------------
                                             Herb J. Visscher, P. Geol.



--------------------------------------------------------------------------------
                                                                         SPROULE

                                                         Introduction -- Page 10
--------------------------------------------------------------------------------


                                   CERTIFICATE

                        HARRY J. HELWERDA, B,.SC., P.ENG.


I, Harry J. Helwerda, Vice-President (Engineering) and Director of Sproule Associates Limited, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following:

1.   I hold the following degree:

     a.   B.Sc. Civil Engineering (1978) University of Calgary, Calgary AB,
          Canada

2.   I am a registered professional:

     a.   Professional Engineer (P.Eng.) Province of Alberta, Canada

3.   I am a member of the following professional organizations:

     a. Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA)

     b. Petroleum Society of the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)

     c.   Society of Petroleum Engineers (SPE)

     d.   Society of Petroleum Evaluation Engineers (SPEE)

     e.   American Management Association International

4. My contribution to the report entitled "Evaluation of the P&NG Reserves of Geocan Energy Inc. (As of April 1, 2001)" is based on my engineering knowledge and the data provided to me by the Company, from public sources, and from the non-confidential files of Sproule Associates Limited. I did not undertake a field inspection of the properties.

5. I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of Geocan Energy Inc.






                                         [SEAL]

                                         /s/ HARRY J. HELWERDA
                                         ---------------------------------------
                                         Harry J. Helwerda, P.Eng.


--------------------------------------------------------------------------------
                                                                         SPROULE

                                                               Summary -- Page 1
--------------------------------------------------------------------------------


                                     SUMMARY

Table S-1 summarizes our evaluation, before income taxes, of the P&NG reserves of Geocan Energy Inc., as of April 1, 2001.

The reserves definitions and ownership classification used in this evaluation are the standards used by Sproule Associates Limited. The oil reserves are presented in thousands of barrels, at stock tank conditions. The pipeline gas reserves are presented in millions of cubic feet, at base conditions of 14.65 psia and 60 degrees Fahrenheit. The natural gas liquids reserves are presented in thousands of barrels, at base conditions of 60 degrees Fahrenheit and equilibrium pressure.

The net present values of the reserves are presented (on a before income tax basis) in Canadian dollars and are based on annual projections of net revenue, which were discounted at various rates using the mid-period discounting method. It is important to note that the probable reserves and values have not been reduced for risk.

The price forecasts that formed the basis for the revenue projections in the evaluation were based on Sproule's April 1, 2001 pricing model. Table S-2 presents a summary of selected forecasts.

Summary forecasts of production and net revenue for the total proven plus probable, total proven, total proven developed producing, total proven developed non-producing, total proven undeveloped, and total probable are presented in Tables S-3 through S-3E, respectively. The ARTC is included for all reserves categories, where applicable.

Following Table S-3D are Figures S-1 through S-5, which are various graphs generated from the results of this evaluation.


--------------------------------------------------------------------------------
                                                                         SPROULE

                                    TABLE S-1
                               GEOCAN ENERGY INC.
            SUMMARY OF THE EVALUATION OF THE COMPANY'S P&NG RESERVES
                             (AS OF APRIL 1, 2001)

                                           REMAINING RESERVES
                                     --------------------------------                 NET PRESENT VALUES
                                                        COMPANY                     BEFORE INCOME TAXES (M$)
                                     --------------------------------    -------------------------------------------
                                      GROSS        GROSS        NET       AT 0%      AT 10.0%    AT 12.0%    AT 15.0%
                                     --------     -------     -------    -------     --------  ----------    --------
OIL (MBBL)
Proven Developed Producing              690.0       324.8       293.8      5,236       3,656       3,472       3,239
Proven Developed Non-Producing          185.1        51.1        45.8        732         451         417         374
Proven Undeveloped                      173.3       104.2        83.2      1,034         644         588         515
TOTAL PROVEN                          1,048.4       480.1       422.7      7,001       4,750       4,478       4,129
Probable                                722.4       288.6       261.1      3,671       1,749       1,558       1,327
TOTAL                                 1,770.8       768.7       683.8     10,672       6,499       6,036       5,455

SOLUTION GAS (MMCF) (VALUES INCLUDED WITH OIL)

Proven Developed Producing                 83          57          39
Proven Developed Non-Producing             41          10           7
TOTAL PROVEN                              124          67          45
Probable                                  160           3           2
TOTAL                                     283          70          48

PIPELINE GAS (MMCF)
Proven Developed Producing              8,927         945         658      2,460       2,022       1,958      1,872
Proven Developed Non-Producing            161         109          94        400         329         318        302
Proven Undeveloped                        563         284         223        987         621         577        521
TOTAL PROVEN                            9,651       1,338         975      3,847       2,972       2,852      2,694
Probable                                1,222         499         411      1,863       1,343       1,271      1,176
TOTAL                                  10,873       1,837       1,385      5,710       4,315       4,123      3,870

NATURAL GAS LIQUIDS (MBBL) (VALUES INCLUDED WITH OIL AND GAS)

Proven Developed Producing               69.2        11.6         7.7
Proven Developed Non-Producing             .7          .2          .1
Proven Undeveloped                       19.1         9.6         6.1
TOTAL PROVEN                             88.9        21.4        13.9
Probable                                 25.8        12.1         8.1
TOTAL                                   114.7        33.5        22.1
GRAND TOTAL
Proven Developed Producing                                                 7,695       5,677       5,430      5,111
Proven Developed Non-Producing                                             1,132         780         734        676
Proven Undeveloped                                                         2,021       1,265       1,165      1,036
TOTAL PROVEN                                                              10,849       7,722       7,329      6,823
Probable                                                                   5,534       3,092       2,829      2,503
TOTAL                                                                     16,382      10,814      10,159      9,325

--------------------------------------------------------------------------------
                                                                         SPROULE
Probable Reserves and Values are Unrisked

                                                                Summary - Page 3
--------------------------------------------------------------------------------

                                    TABLE S-2
                       SUMMARY OF SELECTED PRICE FORECASTS
                            (EFFECTIVE APRIL 1, 2001)

                              WTI(a)               EDMONTON(a)
                              CUSHING               PAR PRICE               ALBERTA
                             OKLAHOMA            40 DEGREES API       PLANTGATE INDEX(b)         HENRY HUB
          YEAR               ($US/BBL)             ($CDN/BBL)            ($CDN/MMBTU)           ($US/MMBTU)
          ----               ---------             ----------            ------------           -----------
          2001                 27.18                  40.69                  7.32                  5.36
          2002                 24.62                  36.75                  6.45                  4.79
          2003                 21.12                  31.38                  4.92                  3.80
          2004                 21.44                  31.90                  4.06                  3.25
          2005                 21.76                  32.42                  4.13                  3.29
          2006                 22.08                  32.91                  4.20                  3.34
          2007                 22.42                  33.41                  4.28                  3.39
          2008                 22.75                  33.39                  4.28                  3.44
          2009                 23.09                  33.89                  4.36                  3.50
          2010                 23.44                  34.40                  4.44                  3.55
          2011                 23.79                  34.93                  4.52                  3.60
          2012                 24.15                  35.46                  4.60                  3.66

         Thereafter                              Escalation Rate of 1.5% per Year

    Note(s):
    a. 40 degrees API, 0.4% sulphur
    b. Undeveloped gas must have a minimum $0.15 per MMBtu deduction.


--------------------------------------------------------------------------------
                                                                         SPROULE

 Table: S-3                                                    Proven + Probable

                               GEOCAN ENERGY INC.
                                   Base - Esc
                            Prodn Start Apr 01, 2001

                           SUMMARY OF RESERVES AND NET
                                  PRESENT VALUE
                           (As of Date : Apr 01, 2001)

------------------------------------Reserves------------------------------------

                                         Non-Assoc
                               Solution   Assoc                               Pentanes   Total
                        Oil      Gas       Gas       Ethane  Propane   Butane    Plus      NGL     Sulphur
                      -------  --------   ------     ------  -------   ------  --------   ------   -------
                        Mbbl       MMcf    MMcf       Mbbl      Mbbl     Mbbl      Mbbl     Mbbl       MLt
            Gross      1770.8       283   10,873        0.0     54.7     16.3      43.8     114.7     0.0
            Co Int      768.7        70    1,837        0.0     12.1     10.8      10.6      33.5     0.0
            Co Net      683.8        48    1,385        0.0      8.2      7.2       6.7      22.1     0.0

                 --------------------------Net Present Value-----------------------------------

                 Discount   Total Net  Before Tax    ARTC         Aband     Loan     Before Tax
                   Rate      Capital     Net Rev    Cap GCA       Cost      Overhead  Cash Flow
                 --------   ---------  ----------   --------    --------    -------- ----------
                     %             M$          M$         M$          M$         M$          M$
                      0.0       1,212      15,948        435           0          0      16,382
                      8.0       1,143      11,240        333           0          0      11,572
                     10.0       1,129      10,499        315           0          0      10,814
                     12.0       1,115       9,860        299           0          0      10,159
                     15.0       1,096       9,047        279           0          0       9,325
                     18.0       1,078       8,369        261           0          0       8,631
                     20.0       1,067       7,977        251           0          0       8,228
                     25.0       1,041       7,154        229           0          0       7,383

                YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
                           (As of Date : Apr 01, 2001)

                         Oil     Gas                                                                  ARTC    BTax
                        Comp   Comp     Oil      Gas    Other  Total   Non-   Lease   Other  Total    Aband  Cash
                  Year  Int     Int     Rev      Rev     Rev   Crown   Crown  Expen   Expen   Cap      Etc   Flow
                  ----  -----  -----  --------  ------  -----  ------  -----  ------  -----  ------   -----  ------
                        bbl/d  Mcf/d        M$      M$     M$      M$     M$      M$     M$      M$      M$      M$
                  2001    223    769     1,868   1,525    118     674    105     621      0   1,164      71   1,018
                  2002    306    988     3,091   2,411    186   1,028    206   1,027      0       0      92   3,520
                  2003    254    797     2,337   1,476    118     618    145     936      0       0      58   2,290
                  2004    211    586     1,982     870     77     417     80     816      0       0      40   1,654
                  2005    175    475     1,680     714     59     326     68     751      0       0      33   1,339
                  2006    145    387     1,416     589     48     254     56     695      0       0      26   1,075
                  2007    125    317     1,242     490     40     206     46     637      0      23      23     884
                  2008    117    262     1,165     403     33     170     38     633      0       0      22     783
                  2009     96    198       970     304     23     123     27     538      0       0      17     626
                  2010     80    176       820     272     17     100     15     443      0      26      14     540
                  2011     71    131       744     201     12      75     13     408      0       0      11     472
                  2012     61     97       649     153     10      57     11     376      0       0       9     377
                  2013     52     82       563     132      9      45     10     350      0       0       7     305
                  2014     41     69       452     113      8      35      7     289      0       0       5     246
                  2015     32     40       360      74      6      24      4     216      0       0       3     199
                  2016     29     23       327      48      5      18      2     196      0       0       1     166
                  2017     24     17       275      36      5      14      1     168      0       0       1     134
                  2018     19     16       228       2      0       8      1     125      0       0       0      97
                  2019     15      0       185       0      0       6      1      97      0       0       0      81
                  2020     11      0       147       0      0       5      1      71      0       0       0      70
                  ----  -----  -----  --------  ------  -----  ------  -----  ------  -----  ------   -----  ------
                  Subt                  20,502   9,810    773   4,204    837   9,394      0   1,212     435  15,874
                  19 Yr                  1,196       0      0      36      2     650      0       0       0     508
                  Totl                  21,698   9,810    773   4,239    839  10,044      0   1,212     435  16,382

                   Discounted @10.0%    13,170   7,241    572   3,132    619   5,604      0   1,129     315  10,814
                   Cash       @12.0%    12,256   6,898    545   2,986    589   5,149      0   1,115     299  10,159
                   Streams    @15.0%    11,121   6,448    509   2,795    550   4,591      0   1,096     279   9,325


 Probable Reserves and Values are Unrisked

--------------------------------------------------------------------------------
                                                                         SPROULE

Table: S-3A                                                               Proven

                               GEOCAN ENERGY INC.
                                   Base - Esc
                            Prodn Start Apr 01, 2001

                   SUMMARY OF RESERVES AND NET PRESENT VALUE
                          (As of Date : Apr 01, 2001)

------------------------------------Reserves------------------------------------

                                          Non-Assoc
                                Solution    Assoc                                 Pentanes  Total
                         Oil      Gas        Gas       Ethane   Propane   Butane    Plus     NGL    Sulphur
                       -------  --------    ------     ------   -------   ------  --------  -----   -------
                          Mbbl      MMcf      MMcf       Mbbl      Mbbl     Mbbl      Mbbl   Mbbl       MLt
             Gross      1048.4       124     9,651        0.0      38.3     10.7      40.0   88.9       0.0
             Co Int      480.1        67     1,338        0.0       7.7      6.3       7.4   21.4       0.0
             Co Net      422.7        45       975        0.0       5.2      4.1       4.7   13.9       0.0

                 --------------------------Net Present Value-----------------------------------

                 Discount   Total Net  Before Tax    ARTC        Aband     Loan     Before Tax
                   Rate      Capital     Net Rev    Cap GCA      Cost      Overhead  Cash Flow
                 --------   ---------  ----------   --------   --------    -------- ----------
                     %             M$          M$         M$         M$          M$         M$
                      0.0         731      10,496        352          0           0     10,849
                      8.0         688       7,892        278          0           0      8,169
                     10.0         679       7,458        264          0           0      7,722
                     12.0         670       7,077        252          0           0      7,329
                     15.0         658       6,587        236          0           0      6,823
                     18.0         647       6,171        223          0           0      6,394
                     20.0         640       5,927        215          0           0      6,142
                     25.0         624       5,409        197          0           0      5,606

                YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
                          (As of Date : Apr 01, 2001)

           Oil     Gas                                                                     ARTC    BTax
           Comp   Comp     Oil      Gas    Other  Total   Non-   Lease   Other   Total     Aband   Cash
     Year  Int     Int     Rev      Rev     Rev   Crown   Crown  Expen   Expen    Cap       Etc    Flow
     ----  -----  -----  --------  ------  -----  ------  -----  ------  -----   ------    -----  -------
           bbl/d  Mcf/d        M$      M$     M$      M$     M$      M$     M$       M$       M$       M$
     2001    204    706     1,764   1,377     99     623    103     572      0      700       70    1,311
     2002    231    749     2,457   1,754    116     793    177     807      0        0       77    2,627
     2003    179    590     1,695   1,038     73     452    111     720      0        0       48    1,571
     2004    140    412     1,352     563     43     288     46     597      0        0       32    1,059
     2005    111    331     1,097     458     34     223     38     530      0        0       26      823
     2006     90    258       909     360     27     172     32     479      0        0       21      635
     2007     80    194       815     270     21     141     27     430      0       20       19      507
     2008     74    165       753     232     18     117     23     417      0        0       17      463
     2009     56    133       579     188     14      80     15     340      0        0       12      359
     2010     44    114       471     165     13      64     11     274      0       11       10      300
     2011     36     97       394     145     11      50      9     254      0        0        7      245
     2012     28     81       309     124     10      37      8     221      0        0        5      182
     2013     20     69       229     109      9      29      6     180      0        0        4      135
     2014     12     59       143      96      8      22      4     120      0        0        3      104
     2015      7     33        91      60      6      13      1      60      0        0        1       83
     2016      6     18        82      39      5       9      0      43      0        0        0       74
     2017      5     16        76      36      5       8      0      43      0        0        0       66
     2018      5     16        72       2      0       3      0      25      0        0        0       45
     2019      5      0        67       0      0       3      0      24      0        0        0       40
     2020      4      0        63       0      0       2      0      25      0        0        0       36
     ----  -----  -----  --------  ------  -----  ------  -----  ------  -----   ------    -----  -------
     Subt                  13,418   7,015    511   3,130    609   6,160      0      731      352   10,666
     11 Yr                    469       0      0      12      0     274      0        0        0      183
     Totl                  13,887   7,015    511   3,143    609   6,433      0      731      352   10,849

     Discounted  @10.0%     9,336   5,276    377   2,395    471   3,984      0      679      264    7,722
          Cash   @12.0%     8,796   5,044    359   2,294    452   3,706      0      670      252    7,329
        Streams  @15.0%     8,109   4,742    337   2,160    426   3,357      0      658      236    6,823


--------------------------------------------------------------------------------
                                                                         SPROULE

Table: S-3B                                                    Proven Developed.
                                                                  Producing

                               GEOCAN ENERGY INC.
                                   Base - Esc
                            Prodn Start Apr 01, 2001

                      SUMMARY OF RESERVES AND NET PRESENT
                                      VALUE
                           (As of Date : Apr 01, 2001)

------------------------------------Reserves------------------------------------

                                    Non-Assoc
                                Solution    Assoc                                 Pentanes  Total
                         Oil      Gas        Gas       Ethane   Propane   Butane    Plus     NGL    Sulphur
                       -------  --------    ------     ------   -------   ------  --------  -----   -------
                          Mbbl      MMcf      MMcf       Mbbl      Mbbl     Mbbl      Mbbl   Mbbl       MLt
             Gross       690.0        83     8,927        0.0      31.2      3.1      34.8   69.2       0.0
             Co Int      324.8        57       945        0.0       4.2      2.5       4.9   11.6       0.0
             Co Net      293.8        39       658        0.0       2.9      1.7       3.1    7.7       0.0


                 -------------------------------Net Present Value------------------------------

                 Discount   Total Net  Before Tax    ARTC        Aband     Loan      Before Tax
                   Rate      Capital     Net Rev    Cap GCA      Cost      Overhead   Cash Flow
                 --------   ---------  ----------   --------   --------    --------  ----------
                     %             M$          M$         M$         M$          M$          M$
                      0.0           0       7,386        309          0           0       7,695
                      8.0           0       5,715        246          0           0       5,960
                     10.0           0       5,443        234          0           0       5,677
                     12.0           0       5,206        224          0           0       5,430
                     15.0           0       4,900        211          0           0       5,111
                     18.0           0       4,641        199          0           0       4,840
                     20.0           0       4,489        192          0           0       4,681
                     25.0           0       4,164        178          0           0       4,341


                YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
                           (As of Date : Apr 01, 2001)

           Oil     Gas                                                                     ARTC    BTax
           Comp   Comp     Oil      Gas    Other  Total   Non-   Lease   Other   Total     Aband   Cash
     Year  Int     Int     Rev      Rev     Rev   Crown   Crown  Expen   Expen    Cap       Etc    Flow
     ----  -----  -----  --------  ------  -----  ------  -----  ------  -----   ------    -----  -------
           bbl/d  Mcf/d        M$      M$     M$      M$     M$      M$     M$       M$       M$       M$
     2001    186    624     1,594   1,202     89     564     87     514      0        0       69    1,790
     2002    145    496     1,562   1,099     70     470     82     600      0        0       66    1,645
     2003    113    385     1,094     621     39     267     49     531      0        0       41      948
     2004     90    302       888     380     28     180     36     453      0        0       28      655
     2005     74    243       739     307     21     144     31     405      0        0       23      509
     2006     61    192       625     241     15     116     26     362      0        0       20      396
     2007     50    148       525     183     10      93     22     310      0        0       16      309
     2008     41    124       437     153      8      73     19     280      0        0       12      237
     2009     32     95       344     116      5      53     13     217      0        0       10      191
     2010     23     80       256      99      4      42      9     159      0        0        8      156
     2011     19     66       219      83      3      34      8     140      0        0        6      130
     2012     17     53       202      69      3      27      7     137      0        0        5      108
     2013     15     45       181      58      2      21      6     130      0        0        4       88
     2014      9     37       115      49      2      16      4      78      0        0        2       71
     2015      6     33        87      17      1       8      1      38      0        0        1       59
     2016      6      0        82       0      0       4      0      24      0        0        0       53
     2017      5      0        76       0      0       4      0      24      0        0        0       48
     2018      5      0        72       0      0       3      0      24      0        0        0       44
     2019      5      0        67       0      0       3      0      24      0        0        0       40
     2020      4      0        63       0      0       2      0      25      0        0        0       36
     ----  -----  -----  --------  ------  -----  ------  -----  ------  -----   ------    -----  -------
     Subt                   9,227   4,678    298   2,125    400   4,474      0        0      309    7,512
     11 Yr                    469       0      0      12      0     274      0        0        0      183
     Totl                   9,695   4,678    298   2,138    400   4,748      0        0      309    7,695

       Discount@10.0%       6,495   3,637    240   1,649    300   2,980      0        0      234    5,677
        Cash   @12.0%       6,133   3,494    231   1,583    287   2,782      0        0      224    5,430
       Streams @15.0%       5,676   3,305    220   1,497    269   2,535      0        0      211    5,111



--------------------------------------------------------------------------------
                                                                         SPROULE

Table: S-3C                                                    Proven Developed.
                                                                 Non-Producing


                               GEOCAN ENERGY INC.
                                   Base - Esc
                            Prodn Start May 01, 2001

                    SUMMARY OF RESERVES AND NET PRESENT VALUE
                           (As of Date : Apr 01, 2001)

------------------------------------Reserves------------------------------------

                                          Non-Assoc
                                Solution    Assoc                                 Pentanes  Total
                         Oil      Gas        Gas       Ethane   Propane   Butane    Plus     NGL    Sulphur
                       -------  --------    ------     ------   -------   ------  --------  -----   -------
                          Mbbl      MMcf      MMcf       Mbbl      Mbbl     Mbbl      Mbbl   Mbbl       MLt
             Gross       185.1        41       161        0.0       0.4      0.3       0.1    0.7       0.0
             Co Int       51.1        10       109        0.0       0.1      0.1       0.0    0.2       0.0
             Co Net       45.8         7        94        0.0       0.1      0.0       0.0    0.1       0.0


                 -------------------------------Net Present Value------------------------------

                 Discount   Total Net  Before Tax    ARTC        Aband       Loan    Before Tax
                   Rate      Capital     Net Rev    Cap GCA      Cost      Overhead   Cash Flow
                 --------   ---------  ----------   --------   --------    --------  ----------
                     %             M$          M$         M$         M$          M$          M$
                      0.0          95        1119         14          0           0        1132
                      8.0          80         824          7          0           0         832
                     10.0          77         773          6          0           0         780
                     12.0          75         729          6          0           0         734
                     15.0          72         671          4          0           0         676
                     18.0          70         623          4          0           0         627
                     20.0          68         595          3          0           0         598
                     25.0          66         535          2          0           0         538

                YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
                           (As of Date : Apr 01, 2001)

           Oil     Gas                                                                     ARTC    BTax
           Comp   Comp     Oil      Gas    Other  Total   Non-   Lease   Other   Total     Aband   Cash
     Year  Int     Int     Rev      Rev     Rev   Crown   Crown  Expen   Expen    Cap       Etc    Flow
     ----  -----  -----  --------  ------  -----  ------  -----  ------  -----   ------    -----  -------
           bbl/d  Mcf/d        M$      M$     M$      M$     M$      M$     M$       M$       M$       M$
     2001     16    134       150      94      0      39      3      44      0       64        0       96
     2002     14    107       178     250      1      63      3      73      0        0        0      290
     2003     11     73       115     131      0      30      2      64      0        0        0      150
     2004      8     50        86      74      0      18      1      53      0        0        0       88
     2005      6     34        63      51      0      12      1      39      0        0        0       63
     2006      5     25        56      27      0       8      1      34      0        0        0       39
     2007     11      2       112       2      0      14      1      40      0       20        2       41
     2008     19      2       181       2      0      21      0      60      0        0        4      106
     2009     14      1       139       2      0      12      0      56      0        0        2       75
     2010     15      1       155       2      0      12      0      65      0       11        2       71
     2011     13      1       129       1      0       8      0      65      0        0        1       59
     2012      8      0        77       0      0       3      0      42      0        0        1       33
     2013      4      0        43       0      0       1      0      27      0        0        0       16
     2014      3      0        28       0      0       1      0      22      0        0        0        5
     2015      1      0         4       0      0       0      0       4      0        0        0        0
     ----  -----  -----  --------  ------  -----  ------  -----  ------  -----   ------    -----  -------
     Totl                    1515     636      3     243     12     686      0       95       14     1132

       Discounted @10.0%      911     527      2     177     10     403      0       77        6      780
        Cash      @12.0%      840     509      2     169      9     369      0       75        6      734
       Streams    @15.0%      750     485      2     157      9     328      0       72        4      676



--------------------------------------------------------------------------------
                                                                         SPROULE

Table: S-3D                                                        Proven
                                                                     Undeveloped
                               GEOCAN ENERGY INC.
                                   Base - Esc
                            Prodn Start Oct 01, 2001

                    SUMMARY OF RESERVES AND NET PRESENT VALUE
                           (As of Date : Apr 01, 2001)

------------------------------------Reserves------------------------------------

                                          Non-Assoc
                                Solution    Assoc                                 Pentanes  Total
                         Oil      Gas        Gas       Ethane   Propane   Butane    Plus     NGL    Sulphur
                       -------  --------    ------     ------   -------   ------  --------  -----   -------
                          Mbbl      MMcf      MMcf       Mbbl      Mbbl     Mbbl      Mbbl   Mbbl       MLt
             Gross       173.3         0       563        0.0       6.8      7.3       5.0   19.1       0.0
             Co Int      104.2         0       284        0.0       3.4      3.7       2.5    9.6       0.0
             Co Net       83.2         0       223        0.0       2.2      2.4       1.6    6.1       0.0


                  -------------------------------Net Present Value-------------------------------

                  Discount   Total Net  Before Tax     ARTC         Aband    Loan      Before Tax
                    Rate      Capital     Net Rev     Cap GCA       Cost     Overhead   Cash Flow
                  --------   ---------  ----------    --------    --------   --------  ----------
                      %             M$          M$          M$          M$         M$          M$
                       0.0         637        1991          30           0          0        2021
                       8.0         608        1353          24           0          0        1377
                      10.0         602        1241          23           a          0        1265
                      12.0         595        1143          22           0          0        1165
                      15.0         586        1015          21           0          0        1036
                      18.0         577         907          20           0          0         927
                      20.0         572         844          19           0          0         863
                      25.0         558         710          17           0          0         727

                YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
                           (As of Date : Apr 01, 2001)

           Oil     Gas                                                                     ARTC    BTax
           Comp   Comp     Oil      Gas    Other  Total   Non-   Lease   Other   Total     Aband   cash
     Year  Int     Int     Rev      Rev     Rev   Crown   Crown  Expen   Expen    Cap       Etc    flow
     ----  -----  -----  --------  ------  -----  ------  -----  ------  -----   ------    -----  -------
           bbl/d  Mcf/d        M$      M$     M$      M$     M$      M$     M$       M$       M$       M$
     2001     11    154        19      80     10      20     13      15      0      637        1     (574)
     2002     72    146       717     404     46     260     91     134      0        0       11      693
     2003     55    132       487     286     33     155     60     125      0        0        7      473
     2004     42     60       379     109     15      91      9      91      0        0        4      316
     2005     32     54       295     100     13      66      7      86      0        0        3      251
     2006     24     49       229      92     12      48      5      82      0        0        2      199
     2007     19     44       178      85     11      34      4      79      0        0        1      157
     2008     14     40       136      77     10      23      3      77      0        0        1      120
     2009     10     36        97      71      9      14      2      67      0        0        0       93
     2010      6     33        60      65      8      10      1      50      0        0        0       73
     2011      5     30        47      60      8       8      1      49      0        0        0       56
     2012      3     27        29      55      7       7      1      42      0        0        0       42
     2013      2     24         5      51      7       6      0      24      0        0        0       31
     2014      0     22         0      46      6       6      0      19      0        0        0       27
     2015      0     20         0      43      6       5      0      19      0        0        0       24
     2016      0     18         0      39      5       5      0      19      0        0        0       21
     2017      0     16         0      36      5       4      0      18      0        0        0       18
     2018      0     16         0       2      0       0      0       1      0        0        0        1
     ----  -----  -----  --------  ------  -----  ------  -----  ------  -----   ------    -----  -------
     Totl                    2676    1700    210     762    197     999      0      637       30     2021

      Discounted @10.0%      1929    1112    135     569    162     602      0      602       23     1265
         Cash    @12.0%      1824    1041    126     542    156     554      0      595       22     1165
        Streams  @15.0%      1683     952    115     506    149     494      0      586       21     1036

--------------------------------------------------------------------------------
                                                                         SPROULE

  Table: S-3E                                                           Probable

                               GEOCAN ENERGY INC.
                                   Base - Esc
                            Prodn Start Apr 01, 2001

                    SUMMARY OF RESERVES AND NET PRESENT VALUE
                           (As of Date : Apr 01, 2001)

------------------------------------Reserves------------------------------------

                                          Non-Assoc
                                Solution    Assoc                                 Pentanes  Total
                         Oil      Gas        Gas       Ethane   Propane   Butane    Plus     NGL    Sulphur
                       -------  --------    ------     ------   -------   ------  --------  -----   -------
                          Mbbl      MMcf      MMcf       Mbbl      Mbbl     Mbbl      Mbbl   Mbbl       MLt
             Gross       722.4       160      1222        0.0      16.4      5.6       3.8   25.8       0.0
             Co Int      288.6         3       499        0.0       4.4      4.5       3.1   12.1       0.0
             Co Net      261.1         2       411        0.0       3.0      3.1       2.1    8.1       0.0


                  -------------------------------Net Present Value-------------------------------

                  Discount   Total Net  Before Tax     ARTC         Aband    Loan      Before Tax
                    Rate      Capital     Net Rev     Cap GCA       Cost     Overhead   Cash Flow
                  --------   ---------  ----------    --------    --------   --------  ----------
                      %             M$          M$         M$          M$         M$          M$
                       0.0         481        5451          82           0          0        5534
                       8.0         455        3348          55           0          0        3403
                      10.0         450        3041          51           0          0        3092
                      12.0         445        2782          47           0          0        2829
                      15.0         438        2460          42           0          0        2503
                      18.0         431        2198          39           0          0        2237
                      20.0         427        2050          36           0          0        2086
                      25.0         418        1745          32           0          0        1777

                YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
                           (As of Date : Apr 01, 2001)

           Oil     Gas                                                                    ARTC     BTax
           Comp   Comp     Oil      Gas    Other  Total   Non-   Lease   Other   Total    Aband    Cash
     Year  Int     Int     Rev      Rev     Rev   Crown   Crown  Expen   Expen    Cap      Etc     Flow
     ----  -----  -----  --------  ------  -----  ------  -----  ------  -----   ------   -----   -------
           bbl/d  Mcf/d        M$      M$     M$      Ms     M$      M$     M$       M$      M$        M$
     2001     19     64       104     148     19      51      2      49      0      463       2      (293)
     2002     75    239       634     658     70     235     29     220      0        0      15       892
     2003     75    207       642     438     45     166     34     216      0        0      11       719
     2004     71    174       629     306     34     129     34     219      0        0       8       595
     2005     64    144       583     255     26     104     30     221      0        0       7       516
     2006     54    129       507     229     21      82     24     216      0        0       5       441
     2007     45    123       428     219     19      64     19     207      0        2       4       377
     2008     43     97       412     172     15      53     15     216      0        0       5       319
     2009     40     65       391     115      9      43     12     198      0        0       5       267
     2010     36     62       349     107      4      36      4     169      0       15       4       240
     2011     35     34       350      57      0      25      4     154      0        0       4       227
     2012     33     17       340      28      0      20      4     155      0        0       3       194
     2013     32     13       335      23      0      16      4     170      0        0       3       170
     2014     29     10       309      17      0      13      4     170      0        0       2       142
     2015     25      8       270      14      0      11      3     156      0        0       2       116
     2016     23      6       245       9      0       9      2     153      0        0       1        92
     2017     18      0       199       0      0       6      1     125      0        0       1        67
     2018     14      0       156       0      0       5      1     100      0        0       0        52
     2019     10      0       118       0      0       4      1      73      0        0       0        41
     2020      7      0        84       0      0       3      1      47      0        0       0        34
     ----  -----  -----  --------  ------  -----  ------  -----  ------  -----   ------   -----   -------
     Subt                    7084    2795    262    1073    227    3234      0      481      82      5208
     19 Yr                    727       0      0      23      2     376      0        0       0       325
     Totl                    7811    2795    262    1097    230    3610      0      481      82      5534

      Discounted @10.0%      3835    1966    195     737    148    1620      0      450      51      3092
         Cash    @12.0%      3460    1853    185     692    137    1443      0      445      47      2829
      Streams    @15.0%      3011    1706    172     635    124    1234      0      438      42      2503


Probable Reserves and Values are Unrisked

--------------------------------------------------------------------------------
                                                                         SPROULE

                               GEOCAN ENERGY INC.

              NET PRESENT VALUES FOR PROVEN PLUS PROBABLE RESERVES

                       USING 10 PERCENT DISCOUNTED VALUES



                                    [GRAPH]



DEER MOUNTAIN 10.6%                     CARSON CREEK 11.1%

DINA 5.1%                               CARROT CREEK 10.3%

JUDY CREEK 1.8%                         TRAVA 1.5%

STAPLEHURST 13.1%                       HUNTOON 13.6%

SILVERDALE 0.0%                         GULLY LAKE 2.0%

TOMAHAWK 24.6%                          DULWICH 1.3%

                                        WESTLOCK 5.0%

FIGURE S-1
SPROULE ASSOCIATES LIMITED

                                                                      FIGURE S-2


                               GEOCAN ENERGY INC.

                  DAILY COMPANY GROSS OIL PRODUCTION FORECAST

                                    [GRAPH]



                                                      SPROULE ASSOCIATES LIMITED

                                                                     FIGURE S-3


                               GEOCAN ENERGY INC.

               DAILY COMPANY GROSS SALES GAS PRODUCTION FORECAST

                                    [GRAPH]


                                                      SPROULE ASSOCIATES LIMITED

                                                                      FIGURE S-4


                               GEOCAN ENERGY INC.

                      ANNUAL CASH FLOW (BEFORE INCOME TAX)

                                    [GRAPH]


                                                      SPROULE ASSOCIATES LIMITED

                                                                      FIGURE S-5


                               GEOCAN ENERGY INC.

                     NET PRESENT VALUE (BEFORE INCOME TAX)

                                    [GRAPH]


                                                      SPROULE ASSOCIATES LIMITED

                                                            Discussion -- Page 1
--------------------------------------------------------------------------------
                                   DISCUSSION

The Company's P&NG reserves are located in the provinces of Alberta and Saskatchewan, Canada, and in Wyoming, U.S.A. All the Company's properties were evaluated by Sproule.


RESERVES AND PRODUCTION

The oil and natural gas reserves were estimated volumetrically, from production decline curve analyses, using performance prediction techniques, or by material balance methods. Volumetric reserves were estimated using the net pay encountered at the wellbore and an assigned drainage area, or, where sufficient well data were available, using reservoir volumes calculated from isopach maps of net pay. Reservoir rock and fluid property data were obtained from core analyses, well logs, PVT data, gas analyses, and published information, either from the pool in question or from a similar reservoir producing from the same zone. Reservoir pressures were derived from drillstem and AOF test data, pressure surveys, and published reports. Recovery factors for oil reserves were selected either from the results of detailed reservoir analyses, or by comparing the reservoir under study with similar reservoirs that have more firmly established recovery factors from extended production histories. Recovery factors for gas reserves were estimated by taking into consideration well depths, deliverability characteristics, product prices, and operating cost information.

The natural gas liquids reserves were based on current recoveries and estimates of future gas production.

The oil reserves are presented in thousands of barrels, at stock tank conditions. The natural gas reserves are presented in millions of cubic feet at standard conditions of 14.65 psia and 60 degrees Fahrenheit. Natural gas liquids reserves are presented in thousands of barrels, at base conditions of 60 degrees Fahrenheit and equilibrium pressure.

Forecasts of net revenue were prepared by predicting annual production from the reserves, and product prices. Annual production was forecast taking into account historical production trends, applicable regulatory conditions, and existing or anticipated contract rates.

Production forecasts were based on historical trends of the Company's producing wells or by comparison with other wells in the vicinity producing from similar reservoirs.





--------------------------------------------------------------------------------
                                                                         SPROULE

                                                            Discussion -- Page 2
--------------------------------------------------------------------------------



NET PRESENT VALUES

The estimates of the P&NG reserves and their respective net present values, summarized by property and by reserves category, are presented in Table D-1. The ARTC has been included for all reserves categories, where applicable.

Detailed forecasts of production and net revenue for the total proven plus probable, total proven, total proven developed producing, total proven developed non-producing, total proven undeveloped, and total probable oil and gas reserves for the Company are presented in Tables D-2 through D-2E, respectively. The ARTC is included at the property level for all reserves categories, where applicable.

Table D-3 presents a summary of the proven plus probable reserves ranked by net present value, at a discount rate of 10 percent.






--------------------------------------------------------------------------------
                                                                         SPROULE

Table: D-1

                               GEOCAN ENERGY INC.
                                   Base - Esc

               SUMMARY OF THE EVALUATION OF THE P.& N.G. RESERVES
                            As of Date: Apr 01, 2001

                                                       Pipeline/          Natural Gas Liquids/             Net Present Values
                              Oil                    Solution Gas               Sulphur                    Before Income Taxes
                       ---------------------    -----------------------   -----------------------    ------------------------------
                       Remaining   Company      Remaining    Company       Remaining    Company
                       Reserves    Reserves     Reserves     Reserves      Reserves     Reserves
                                 -----------               ------------               -----------
                                 Gross   Net               Gross   Net                Gross   Net    @ 0.0% @ 10.0% @ 12.0% @ 15.0%
                       ------    -----   ----    -----     -----   ----   -------     -----   ----   ------ ------- ------- -------
                        Mbbl      Mbbl   Mbbl     MMcf     MMcf    MMcf     Mbbl       Mbbl    Mbbl     M$     M$      M$      M$
                                                                            MLt        MLt     MLt
CARROT CREEK

Proven Developed
 Producing             117.3     50.0    43.4     27        12      8      0.1         0.0     0.0      994   805     778      741
Proven Developed
 Non-Producing         102.4     25.5    22.3     41        10      7      0.7         0.2     0.1      377   297     285      269
                       -----    -----   -----   ----      ----   ----    -----       -----   -----     ----  ----    ----     ----
 Total Proven          219.7     75.5    65.7     68        22     15      0.8         0.2     0.1     1371  1102    1063     1011
                       -----    -----   -----   ----      ----   ----                                  ----  ----    ----     ----
 Total Probable          7.1      2.1     2.1                                                            15    12      12       11
                       -----    -----   -----   ----      ----   ----    -----       -----   -----     ----  ----    ----     ----
 Total Reserves        226.8     77.7    67.7     68        22     15      0.8         0.2     0.1     1386  1115    1075     1022

CARSON CREEK

Proven Developed
 Producing                                      7746       747    495     32.7         3.2     1.9     1516  1196    1151     1091
                                                ----      ----   ----    -----       -----   -----     ----  ----    ----     ----
 Total Proven                                   7746       747    495     32.7         3.2     1.9     1516  1196    1151     1091
                                                ----      ----   ----    -----       -----   -----     ----  ----    ----     ----
 Total Reserves                                 7746       747    495     32.7         3.2     1.9     1516  1196    1151     1091

DEER MOUNTAIN

Proven Developed
 Producing             166.5     83.3    74.8                                                          1964  1020     931      824
                       -----    -----   -----                                                          ----  ----    ----     ----
 Total Proven          166.5     83.3    74.8                                                          1964  1020     931      824
                       -----    -----   -----                                                          ----  ----    ----     ----
 Total Probable         44.5     22.3    20.1                                                           593   123      98       73
                       -----    -----   -----                                                          ----  ----    ----     ----
 Total Reserves        211.0    105.5    94.8                                                          2556  1143    1029      897

DINA

Proven Developed
 Producing             112.0     50.4    46.4                                                           427   295     278      255
Proven Undeveloped      59.6     26.8    22.4                                                           195   128     118      105
                       -----    -----   -----                                                          ----  ----    ----     ----
 Total Proven          171.6     77.2    68.8                                                           622   424     396      360
                       -----    -----   -----                                                          ----  ----    ----     ----
 Total Probable         58.1     26.1    23.5                                                           221   124     112       97
                       -----    -----   -----                                                          ----  ----    ----     ----
 Total Reserves        229.7    103.4    92.3                                                           842   548     508      457

JUDY CREEK

Proven Developed
 Producing                                       998        50     40     28.3         1.9     1.3      205   170     164      157
                                                ----      ----   ----    -----       -----   -----     ----  ----    ----     ----
 Total Proven                                    998        50     40     28.3         1.9     1.3      205   170     164      157
                       -----    -----   -----   ----      ----   ----    -----       -----   -----     ----  ----    ----     ----
 Total Probable         31.9      0.6     0.6    451         9      7     11.2         0.2     0.2       53    29      26       22
                                                 160         3      2
                       -----    -----   -----   ----      ----   ----    -----       -----   -----     ----  ----    ----     ----
 Total Reserves         31.9      0.6     0.6   1449        59     47     39.5         2.1     1.5      259   198     190      179
                                                 160         3      2


Probable Reserves and Values are Unrisked
------------------------------------------------------------------------------------------------------------------------------------

                                                                         SPROULE

Table: D-1

                               GEOCAN ENERGY INC.
                                   Base - Esc

               SUMMARY OF THE EVALUATION OF THE P.& N.G. RESERVES
                            As of Date: Apr 01, 2001


                                                       Pipeline/          Natural Gas Liquids/             Net Present Values
                              Oil                    Solution Gas               Sulphur                    Before Income Taxes
                       ---------------------    -----------------------   -----------------------    ------------------------------
                       Remaining   Company      Remaining    Company       Remaining    Company
                       Reserves    Reserves     Reserves     Reserves      Reserves     Reserves
                                 -----------               ------------               -----------
                                 Gross   Net               Gross   Net                Gross   Net    @ 0.0% @ 10.0% @ 12.0% @ 15.0%
                       ------    -----   ----    -----     -----   ----   -------     -----   ----   ------ ------- ------- -------
                        Mbbl      Mbbl   Mbbl     MMcf     MMcf    MMcf     Mbbl       Mbbl    Mbbl     M$     M$      M$      M$
                                                                            MLt        MLt     MLt
SILVERDALE

Proven Developed
  Producing              1.0       0.7    0.7                                                            4      4       4       4
                       -----     -----  -----                                                         ----   ----    ----    ----
  Total Proven           1.0       0.7    0.7                                                            4      4       4       4
                       -----     -----  -----                                                         ----   ----    ----    ----
  Total Reserves         1.0       0.7    0.7                                                            4      4       4       4

STAPLEHURST

Proven Developed
  Producing            161.9      47.9   43.5                                                          591    490     474     452
Proven Developed
  Non-Producing         82.7      25.6   23.5                                                          355    154     131     105
Proven Undeveloped      52.7      16.3   14.8                                                          134     77      68      58
                       -----     -----  -----                                                         ----   ----    ----    ----
  Total Proven         297.3      89.9   81.7                                                         1080    720     674     615
                       -----     -----  -----                                                         ----   ----    ----    ----
  Total Probable       345.4     106.5   96.7                                                         1447    694     613     515
                       -----     -----  -----                                                         ----   ----    ----    ----
  Total Reserves       642.7     196.4  178.4                                                         2527   1414    1287    1130


TOMAHAWK

Proven Developed        24.1      19.6   18.8      183       148     122     8.1        6.6     4.4   1103    962     939     907
 Producing                                          56        45      31
Proven Undeveloped                                 563       284     223    19.1        9.6     6.1    987    621     577     521
                       -----     -----  -----    -----     -----   -----   -----      -----   -----   ----   ----    ----    ----
  Total Proven          24.1      19.6   18.8      745       432     345    27.1       16.2    10.5   2090   1582    1515    1428
                                                    56        45      31
                                                 -----     -----   -----   -----      -----   -----   ----   ----    ----    ----
  Total Probable                                   430       349     282    14.6       11.8     8.0   1397   1080    1032     968
                       -----     -----  -----    -----     -----   -----   -----      -----   -----   ----   ----    ----    ----
  Total Reserves        24.1      19.6   18.8     1176       782     627    41.7       28.0    18.5   3487   2663    2548    2395
                                                    56        45      31

WESTLOCK

Proven Developed
  Non-Producing                                    161       109      94                               400    329     318     302
                                                 -----     -----   -----                              ----   ----    ----    ----
  Total Proven                                     161       109      94                               400    329     318     302
                                                 -----     -----   -----                              ----   ----    ----    ----
  Total Probable                                   161       109      94                               352    216     198     175
                                                 -----     -----   -----                              ----   ----    ----    ----
  Total Reserves                                   322       217     188                               753    545     516     477
                                                 -----     -----   -----                              ----   ----    ----    ----


Probable Reserves and Values are Unrisked

--------------------------------------------------------------------------------
                                                                         SPROULE

Table: D-1


                               GEOCAN ENERGY INC.
                                   Base - Esc

               SUMMARY OF THE EVALUATION OF THE P.& N.G. RESERVES
                            As of Date: Apr 01, 2001

                                                       Pipeline/          Natural Gas Liquids/             Net Present Values
                              Oil                    Solution Gas               Sulphur                    Before Income Taxes
                       ---------------------    -----------------------   -----------------------    ------------------------------
                       Remaining   Company      Remaining    Company       Remaining    Company
                       Reserves    Reserves     Reserves     Reserves      Reserves     Reserves
                                 -----------               ------------               -----------
                                 Gross   Net               Gross   Net                Gross   Net    @ 0.0% @ 10.0% @ 12.0% @ 15.0%
                       ------    -----   ----    -----     -----   ----   -------     -----   ----   ------ ------- ------- -------
                        Mbbl      Mbbl   Mbbl     MMcf     MMcf    MMcf     Mbbl       Mbbl    Mbbl     M$     M$      M$      M$
                                                                            MLt        MLt     MLt
TOTAL, ALBERTA

Proven Developed
 Producing              582.8    251.8  227.4     8927      945     658    69.2        11.6     7.7    6803   4942    4718   4432
                                                    83       57      39
Proven Developed
 Non-Producing          185.1     51.1   45.8      161      109      94     0.7         0.2     0.1    1132    780     734    676
                                                    41       10       7
Proven Undeveloped      112.3     43.2   37.2      563      284     223    19.1         9.6     6.1    1316    826     763    684
                       ------    -----  -----    -----     ----   -----   -----       -----   -----   -----   ----    ----   ----
  Total Proven          880.2    346.1  310.4     9651     1338     975    88.9        21.4    13.9    9252   6547    6216   5791
                                                   124       67      45
                       ------    -----  -----    -----     ----   -----   -----       -----   -----   -----   ----    ----   ----
  Total Probable        487.0    157.7  142.9     1042      467     383    25.8        12.1     8.1    4078   2278    2092   1862
                                                   160        3       2
                       ------    -----  -----    -----     ----   -----   -----       -----   -----   -----   ----    ----   ----
  Total Reserves       1367.2    503.8  453.3    10693     1805    1358   114.7        33.5    22.1   13330   8825    8308   7653
                                                   283       70      48
DULWICH

Proven Developed
Producing                17.7     12.4   12.3                                                            82     62      59     55
                       ------    -----  -----                                                          ----   ----    ----   ----
  Total Proven           17.7     12.4   12.3                                                            82     62      59     55
                       ------    -----  -----    -----     ----   -----                               -----   ----    ----   ----
  Total Probable         18.7     13.1   12.9      180       32      28                                 188     74      63     50
                       ------    -----  -----    -----     ----   -----                               -----   ----    ----   ----
  Total Reserves         36.4     25.5   25.2      180       32      28                                 270    136     122    105

GULLY LAKE

                       ------    -----  -----                                                         -----   ----    ----   ----
  Total Probable         54.5     38.1   35.9                                                           329    221     205    183
                       ------    -----  -----                                                         -----   ----    ----   ----
  Total Reserves         54.5     38.1   35.9                                                           329    221     205    183

HUNTOON

Proven Developed
 Producing               68.6     55.3   49.9                                                           786    654     633    606
Proven Undeveloped       61.0     61.0   46.0                                                           705    439     402    353
                       ------    -----  -----                                                         -----   ----    ----   ----
  Total Proven          129.6    116.3   95.9                                                          1491   1093    1035    958
                       ------    -----  -----                                                         -----   ----    ----   ----
  Total Probable         63.3     55.0   49.6                                                           718    379     341    295
                       ------    -----  -----                                                         -----   ----    ----   ----
  Total Reserves        192.9    171.3  145.5                                                          2210   1472    1376   1253

TOTAL, SASKATCHEWAN

Proven Developed
 Producing               86.3     67.7   62.2                                                           868    716     692    661
Proven Undeveloped       61.0     61.0   46.0                                                           705    439     402    353
                       ------    -----  -----                                                         -----   ----    ----   ----
  Total Proven          147.3    128.7  108.1                                                          1573   1155    1094   1013
                       ------    -----  -----    -----     ----   -----                               -----   ----    ----   ----
  Total Probable        136.5    106.2   98.4      180       32      28                                1236    675     610    529
                       ------    -----  -----    -----     ----   -----                               -----   ----    ----   ----
  Total Reserves        283.8    234.9  206.5      180       32      28                                2809   1830    1704   1542

Probable Reserves and Values are Unrisked
--------------------------------------------------------------------------------

                                                                         SPROULE

Table: D-1


                               GEOCAN ENERGY INC.
                                   Base - Esc

               SUMMARY OF THE EVALUATION OF THE P.& N.G. RESERVES
                            As of Date: Apr 01, 2001


                                                       Pipeline/          Natural Gas Liquids/             Net Present Values
                              Oil                    Solution Gas               Sulphur                    Before Income Taxes
                       ---------------------    -----------------------   -----------------------    ------------------------------
                       Remaining   Company      Remaining    Company       Remaining    Company
                       Reserves    Reserves     Reserves     Reserves      Reserves     Reserves
                                 -----------               ------------               -----------
                                 Gross   Net               Gross   Net                Gross   Net    @ 0.0% @ 10.0% @ 12.0% @ 15.0%
                       ------    -----   ----    -----     -----   ----   -------     -----   ----   ------ ------- ------- -------
                        Mbbl      Mbbl   Mbbl     MMcf     MMcf    MMcf     Mbbl       Mbbl    Mbbl     M$     M$      M$      M$
                                                                            MLt        MLt     MLt
TRAVA

Proven Developed
 Producing               21.0      5.2    4.2                                                           24      20      19      18
                       ------    -----  -----                                                        -----   -----   -----   -----
 Total Proven            21.0      5.2    4.2                                                           24      20      19      18
                       ------    -----  -----                                                        -----   -----   -----   -----
 Total Probable          98.9     24.7   19.8                                                          220     139     128     112
                       ------    -----  -----                                                        -----   -----   -----   -----
 Total Reserves         119.9     30.0   24.0                                                          243     159     147     131

TOTAL, WYOMING

Proven Developed
 Producing               21.0      5.2    4.2                                                           24      20      19      18
                       ------    -----  -----                                                        -----   -----   -----   -----
 Total Proven            21.0      5.2    4.2                                                           24      20      19      18
                       ------    -----  -----                                                        -----   -----   -----   -----
 Total Probable          98.9     24.7   19.8                                                          220     139     128     112
                       ------    -----  -----                                                        -----   -----   -----   -----
 Total Reserves         119.9     30.0   24.0                                                          243     159     147     131

GRAND TOTAL

Proven Developed
 Producing              690.0    324.8  293.8     8927      945     658    69.2        11.6     7.7   7695    5677    5430    5111
                                                    83       57      39
Proven Developed
 Non-Producing          185.1     51.1   45.8      161      109      94     0.7         0.2     0.1   1132     780     734     676
                                                    41       10       7
Proven Undeveloped      173.3    104.2   83.2      563      284     223    19.1         9.6     6.1   2021    1265    1165    1036
                       ------    -----  -----    -----     ----   -----   -----       -----   -----  -----   -----   -----   -----
 Total Proven          1048.4    480.1  422.7     9651     1338     975    88.9        21.4    13.9  10849    7722    7329    6823
                                                   124       67      45
                       ------    -----  -----    -----     ----   -----   -----       -----   -----  -----   -----   -----   -----
 Total Probable         722.4    288.6  261.1     1222      499     411    25.8        12.1     8.1   5534    3092    2829    2503
                                                   160        3       2
                       ------    -----  -----    -----     ----   -----   -----       -----   -----  -----   -----   -----   -----
 Total Reserves        1770.8    768.7  683.8    10873     1837    1385   114.7        33.5    22.1  16382   10814   10159    9325
                                                   283       70      48


Probable Reserves and Values are Unrisked
--------------------------------------------------------------------------------
                                                                         SPROULE

                                                             Appendix A - Page 1
--------------------------------------------------------------------------------


APPENDIX A -- DEFINITIONS

The following definitions form the basis of our classification of reserves and values presented in this report.

1. PROVEN RESERVES are those quantities of crude oil, natural gas, and natural gas by-products, which, upon analysis of geologic and engineering data, appear with a high degree of certainty to be recoverable at commercial rates in the future from known oil and gas reservoirs under presently anticipated economic and operating conditions. There is relatively little risk with these reserves.

     Proven reserves are sub-divided into the following groups, depending on their status of development.

     a.   PROVEN DEVELOPED RESERVES

          These are proven reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. This group is further divided to include the following:

          i.   PROVEN DEVELOPED PRODUCING RESERVES

               These are proven reserves that are presently being produced from completion intervals open for production in existing wells.

          ii.  PROVEN DEVELOPED NON-PRODUCING RESERVES

               These are proven reserves that are currently not being produced but do exist in completed but not producing, intervals in existing wells, behind casing in existing wells or at minor depths below the present bottom of existing wells. These proven reserves are expected to be produced through the existing wells in the predictable future. These reserves are classified as proven developed because the cost of making such reserves available for production is relatively small, compared to the cost of a new well.

     b.  PROVEN UNDEVELOPED RESERVES

         These are proven reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where relatively major expenditures are required for completion of these wells or for the installation of processing and gathering facilities prior to the production of the reserves. Reserves on undrilled acreage are limited to those drilling units offsetting productive wells, where there is reasonable certainty of production.


--------------------------------------------------------------------------------
                                                                         SPROULE

                                                             Appendix A - Page 2
--------------------------------------------------------------------------------


2. PROBABLE RESERVES are those reserves that may be recoverable as a result of the beneficial effects that may be derived from the future institution of some form of pressure maintenance or other secondary recovery method, or as a result of a more favourable performance of the existing recovery mechanism than that deemed proven at the present time, or that may reasonably be assumed to exist because of geophysical or geological indications and drilling done in regions that contain proven reserves. The risk associated with these reserves generally ranges from 25 to 75 percent.

3. PIPELINE GAS RESERVES are gas reserves remaining after deducting surface losses due to process shrinkage and raw gas used as lease fuel.

4. REMAINING RECOVERABLE RESERVES are the total remaining recoverable reserves associated with the acreage in which the Company has an interest.

5. COMPANY GROSS RESERVES are the Company's working, lessor royalty, and overriding royalty interest share of the remaining reserves, before deduction of any royalties.

6. COMPANY NET RESERVES are the gross remaining reserves of the properties in which the Company has an interest, less all Crown, freehold, and overriding royalties and interests owned by others.

7. NET PRODUCTION REVENUE is income derived from the sale of net reserves of oil, pipeline gas, and gas by-products, less all capital and operating costs.




--------------------------------------------------------------------------------
                                                                         SPROULE